SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                             October 31, 2001

CTN MEDIA GROUP, INC.

Delaware	0-199999	13-3557317
(state of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

                                                3350 Peachtree Road NE, Suite 1500, Atlanta, Georgia 30326

(Address of principal office)

Registrant’s telephone number, including area code                     (404) 256-4444

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

                On October 31, 2001, CTN Media Group, Inc. issued a press release announcing the resignation of Jason Elkin from his position as Chairman of the Board and Chief Executive Officer of CTN.  Mr. Elkin will continue to serve on CTN’s Board of Directors.  A copy of  the press release is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.
Description

99.1	Press Release dated October 31, 2001.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 6, 2001	CTN MEDIA GROUP, INC.

	By:	/s/ Neil H. Dickson
Neil H. Dickson
Chief Operating Officer and Treasurer